COMMUNITY BANKS, INC. & SUBSIDIARIES
                      ------------------------------------
                       Fiscal Insight - DECEMBER 31, 2003
                       ----------------------------------


                                   KEY RATIOS
                                   ----------

                                                                                    2003                             2002
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Fourth     Third    Second     First              Fourth
                                                             Annual     Quarter   Quarter   Quarter   Quarter   Annual    Quarter
----------------------------------------------------------------------------------------------------------------------------------
Earnings per share - basic (1)                               $ 1.76     $ 0.45    $ 0.44    $ 0.43    $ 0.44    $ 1.59    $ 0.40
Earnings per share - diluted (1)                             $ 1.71     $ 0.43    $ 0.43    $ 0.42    $ 0.43    $ 1.55    $ 0.39
Return on average assets                                       1.15%      1.13%     1.12%     1.12%     1.21%     1.17%     1.13%
Return on average equity                                      15.03%     14.75%    14.95%    14.62%    15.82%    15.46%    14.46%
Return on average realized equity (2)                         15.81%     15.26%    15.65%    15.68%    16.70%    15.62%    15.14%

Net interest margin                                            3.50%      3.41%     3.45%     3.49%     3.68%     3.78%     3.65%
Non-interest income/revenues (FTE excluding security gains)   23.92%     26.98%    25.89%    23.56%    18.64%    18.70%    18.51%
Provision for loan losses/average loans (annualized)           0.25%      0.22%     0.35%     0.25%     0.18%     0.38%     0.26%
Efficiency ratio                                              60.47%     62.41%    59.33%    59.89%    60.00%    56.81%    59.09%

Non-performing assets to period-end loans                                 1.20%     1.11%     1.16%     1.17%               1.17%
90 day past due loans to period-end loans                                 0.01%     0.01%     0.01%     0.01%               0.11%
                                                                     ------------- ------------ -------------           ---------
Total risk elements to period-end loans                                   1.21%     1.12%     1.17%     1.18%               1.28%
                                                                     ========================================           =========
Allowance for loan losses to loans                                        1.22%     1.26%     1.29%     1.35%               1.36%
Allowance for loan losses to
        non-accrual loans                                                  163%      119%      115%      123%                131%
Net charge-offs/average loans (annualized)                                0.32%     0.15%     0.14%     0.04%               0.45%

Equity to assets                                                          7.71%     7.53%     7.71%     7.40%               7.69%


 (1) Per share data has been restated to reflect stock dividends and the stock split payable in the form of a 20% stock dividend declared in November, 2003
 (2) Excludes other comprehensive income items


                             PER SHARE STATISTICS *
                             ----------------------

Diluted Earnings per Share
------------------------------------------------------------------------------------------ -----------------------------
                                                    Fourth          Third          Second          First
                                                    Quarter        Quarter         Quarter        Quarter          Total
------------------------------------------------------------------------------------------------------------------------
2003                                                 $0.43          $0.43           $0.42          $0.43           $1.71
2002                                                 $0.39          $0.40           $0.39          $0.37           $1.55
2001                                                 $0.37          $0.36           $0.34          $0.07           $1.14
------------------------------------------------------------------------------------------------------------------------

Average Diluted Shares Outstanding
------------------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second          First        Average for
                                                    Quarter        Quarter         Quarter        Quarter          Year
------------------------------------------------------------------------------------------------------------------------
2003                                                12,022         11,906          11,841         11,786          11,902
2002                                                11,816         11,895          11,942         11,932          11,896
2001                                                11,974         11,914          11,891         11,637          11,869
------------------------------------------------------------------------------------------------------------------------

Book Value per Share
---------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second          First
                                                    Quarter        Quarter         Quarter        Quarter
---------------------------------------------------------------------------------------------------------
2003                                                $12.31         $11.82          $12.31         $11.37
2002                                                $11.20         $11.09          $10.47         $ 9.50
2001                                                $ 9.50         $ 9.80          $ 9.52         $ 9.26

Realized Book Value per Share (excludes other comprehensive income items)
---------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second          First
                                                    Quarter        Quarter         Quarter        Quarter
---------------------------------------------------------------------------------------------------------
2003                                                $11.75         $11.43          $11.13         $10.85
2002                                                $10.63         $10.42          $10.25         $10.01
2001                                                $ 9.85         $ 9.61          $ 9.37         $ 9.15

 * Per share data has been restated to reflect stock dividends and the stock split payable in the form of a 20% stock dividend declared in November, 2003.


                             QUARTER END INFORMATION
                             -----------------------

(dollars in thousands)                                                              2003                                  2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Fourth         Third         Second          First          Fourth
                                                             Quarter       Quarter        Quarter        Quarter         Quarter
-----------------------------------------------------------------------------------------------------------------------------------
Loans, net                                                 $1,065,433    $1,055,527     $  991,145     $  928,077      $  892,225
Earning assets                                              1,750,263     1,707,752      1,722,320      1,662,218       1,576,269
Goodwill and identifiable intangible assets                     4,773         4,699          2,446          1,741           1,760
Total assets                                                1,860,130     1,816,008      1,842,683      1,767,944       1,679,898
Deposits                                                    1,230,685     1,210,632      1,194,225      1,146,143       1,132,913
Long-term debt                                                411,422       348,082        319,112        319,823         320,533
Trust preferred securities                                     30,000        15,000         15,000         15,000          15,000
Total shareholder's equity                                    143,406       136,710        142,062        130,838         129,162
Accumulated other comprehensive income (net of tax)             6,596         4,451         13,624          5,972           6,538
-----------------------------------------------------------------------------------------------------------------------------------


        CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
        ----------------------------------------------------------------

(dollars in thousands)                                                             2003                                   2002
----------------------------------------------------------------------------------------------------------------------------------
                                                             Fourth         Third         Second         First           Fourth
                                                             Quarter       Quarter        Quarter       Quarter          Quarter
---------------------------------------------------------------------------------------------------------------------------------
Assets
Earning Assets:
Loans                                                      $1,067,506    $1,026,429     $  979,173     $  915,652      $  906,574
Federal funds sold and other                                   21,773         5,241          4,591          4,680           3,726
Taxable investment securities                                 423,723       469,450        483,410        488,680         434,243
Tax-exempt investment securities                              207,841       213,158        211,985        197,524         196,272
---------------------------------------------------------------------------------------------------------------------------------
Total Earning Assets                                        1,720,843     1,714,278      1,679,159      1,606,536       1,540,815


Cash and due from banks                                        38,394        37,037         37,945         32,430          32,775
Allowance for loan losses                                     (13,444)      (13,121)       (12,859)       (12,642)        (12,636)
Goodwill and other identifiable intangibles                     4,634         3,220          2,155          1,753           1,769
Premises, equipment and other assets                           72,757        73,818         72,985         74,807          71,136
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                               $1,823,184    $1,815,232     $1,779,385     $1,702,884      $1,633,859
----------------------------------------------------------------------------------------------------------------- ----------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
Savings                                                    $  445,881    $  417,872     $  386,797     $  356,668      $  334,036
Time                                                          492,401       496,945        498,676        503,995         506,896
Time deposits greater than $100,000                           108,225       108,006        115,359        109,336         117,557
Short-term borrowings                                          45,278       124,568        125,384         96,119          59,110
Long-term debt                                                407,515       343,508        334,550        335,263         313,257
---------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                          1,499,300     1,490,899      1,460,766      1,401,381       1,330,856

Noninterest-bearing deposits                                  167,874       174,042        169,220        158,128         161,639
Other liabilities                                              16,784        13,715         12,910         12,575          14,138
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                           1,683,958     1,678,656      1,642,896      1,572,084      1,506,633

---------------------------------------------------------------------------------------------------------------------------------

 Shareholders' equity                                         139,226       136,576        136,489        130,800         127,226
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities and
     shareholders' equity                                  $1,823,184    $1,815,232     $1,779,385     $1,702,884      $1,633,859
---------------------------------------------------------------------------------------------------------------------------------


                          Change in Average Balances *
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    2003                                    2002
----------------------------------------------------------------------------------------------------------------------------------
                                                            Fourth           Third           Second          First         Fourth
                                                            Quarter         Quarter          Quarter        Quarter        Quarter
---------------------------------------------------------------------------------------------------------------------------------
Loans                                                           17.8%         14.0%          10.5%           6.4%            6.3%
Total assets                                                    11.6%         13.2%          13.9%          12.0%            9.9%
Deposits                                                         8.4%          7.4%           6.9%           8.7%           12.2%
Shareholders' equity                                             9.4%          9.6%          19.7%          10.9%            9.2%
---------------------------------------------------------------------------------------------------------------------------------

 * Compares the current quarter to the comparable quarter of the prior year.


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------

(dollars in thousands)                                                2003                                       2002
--------------------------------------------------------------------------------------------------------------------------------
                                                          Fourth      Third      Second       First                  Fourth
                                             Annual      Quarter     Quarter     Quarter     Quarter      Annual     Quarter
--------------------------------------------------------------------------------------------------------------------------------
Interest income                             $ 94,865     $23,602     $23,769     $23,723     $23,771     $ 96,700     $23,965
Tax equivalent adjustment                      6,352       1,615       1,630       1,589       1,518        5,788       1,447
--------------------------------------------------------------------------------------------------------------------------------

                                             101,217      25,217      25,399      25,312      25,289      102,488      25,412
Interest expense                              42,329      10,422      10,515      10,694      10,698       46,212      11,233
--------------------------------------------------------------------------------------------------------------------------------

Net interest income                           58,888      14,795      14,884      14,618      14,591       56,276      14,179
Provision for loan losses                      2,500         600         900         600         400        3,350         600
--------------------------------------------------------------------------------------------------------------------------------

Net interest income after provision           56,388      14,195      13,984      14,018      14,191       52,926      13,579
Non-interest income                           15,982       4,742       4,263       4,061       2,916       11,720       2,795
Investment security gains                      1,927          78         302         500       1,047        1,034         434
Mortgage banking activities                    2,532         725         936         445         426        1,221         425
Non-interest expenses                         45,718      11,962      11,578      11,389      10,789       39,300      10,287
--------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                    31,111       7,778       7,907       7,635       7,791       27,601       6,946
Income taxes                                   4,359         987       1,130       1,070       1,172        3,367         863
Tax equivalent adjustment                      6,352       1,615       1,630       1,589       1,518        5,788       1,447
--------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                  $ 20,400     $ 5,176     $ 5,147     $ 4,976     $ 5,101     $ 18,446     $ 4,636
--------------------------------------------------------------------------------------------------------------------------------

Tax effect of security transactions         $    674     $    27     $   106     $   175     $   366     $    362     $   152
--------------------------------------------------------------------------------------------------------------------------------



                         ANALYSIS OF NON-INTEREST INCOME
                         -------------------------------

(dollars in thousands)                                                           2003                                   2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Fourth      Third      Second      First                 Fourth
                                                        Annual     Quarter     Quarter    Quarter     Quarter     Annual     Quarter
-----------------------------------------------------------------------------------------------------------------------------------
Investment management and trust services               $ 1,326     $   384     $   292    $   333     $   317    $   993     $  228
Service charges on deposit accounts                      5,128       1,442       1,350      1,295       1,041      3,440        932
Other service charges, commissions and fees              2,958         629         799        776         754      2,471        616
Insurance premium income and commissions                 2,822         745         819        848         410      2,016        503
Other income                                             3,748       1,542       1,003        809         394      2,800        516
-----------------------------------------------------------------------------------------------------------------------------------

Total non-interest income                              $15,982     $ 4,742     $ 4,263    $ 4,061     $ 2,916    $11,720     $2,795
-----------------------------------------------------------------------------------------------------------------------------------




                        ANALYSIS OF NON-INTEREST EXPENSES
                        ---------------------------------

(dollars in thousands)                                                          2003                                    2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Fourth      Third     Second       First                 Fourth
                                                        Annual     Quarter     Quarter    Quarter     Quarter     Annual     Quarter
-----------------------------------------------------------------------------------------------------------------------------------

Salaries and employee benefits                         $25,397     $ 6,598     $ 6,623    $ 6,276     $ 5,900    $21,636     $ 5,668
Net occupancy expense                                    7,200       1,836       1,820      1,778       1,766      6,051       1,718
Other operating expenses                                13,121       3,528       3,135      3,335       3,123     11,613       2,901
------------------------------------------------------------------------------------------------------------------------------------

Total non-interest expenses                            $45,718     $11,962     $11,578    $11,389     $10,789    $39,300     $10,287
-----------------------------------------------------------------------------------------------------------------------------------


                             RISK ELEMENTS ANALYSIS
                             ----------------------

(dollars in thousands)                                                     2003                        2002
-------------------------------------------------------------------------------------------------------------
                                                       Fourth       Third      Second      First      Fourth
                                                       Quarter     Quarter     Quarter    Quarter     Quarter
-------------------------------------------------------------------------------------------------------------

Non-performing assets:

     Non-accrual loans                                 $ 8,073     $11,310     $11,281    $10,263     $ 9,393
     Troubled debt restructurings                            -           -           -          -           -
     Foreclosed real estate                              4,865         572         359        729       1,183
-------------------------------------------------------------------------------------------------------------

Total non-performing assets                             12,938      11,882      11,640     10,992      10,576
Accruing loans 90 days or more past due                     90          71          61        105         961
-------------------------------------------------------------------------------------------------------------

Total risk elements                                    $13,028     $11,953     $11,701    $11,097     $11,537
-------------------------------------------------------------------------------------------------------------


Non-performing assets to period-end loans                1.20%       1.11%       1.16%      1.17%       1.17%
-------------------------------------------------------------------------------------------------------------
90 day past due loans to period-end loans                0.01%       0.01%       0.01%      0.01%       0.11%
-------------------------------------------------------------------------------------------------------------
Total risk elements to period-end loans                  1.21%       1.12%       1.17%      1.18%       1.28%
-------------------------------------------------------------------------------------------------------------


                            ALLOWANCE FOR LOAN LOSSES
                            -------------------------

(dollars in thousands)                                                     2003                        2002
-------------------------------------------------------------------------------------------------------------
                                                       Fourth       Third      Second      First      Fourth
                                                       Quarter     Quarter     Quarter    Quarter     Quarter
-------------------------------------------------------------------------------------------------------------

Balance at beginning of period                         $13,440     $12,922     $12,653    $12,343     $12,769
Loans charged off                                       (1,479)       (564)       (504)      (292)     (1,557)
Recoveries                                                 617         182         173        202         531
-------------------------------------------------------------------------------------------------------------

Net loans charged off                                     (862)       (382)       (331)       (90)     (1,026)
-------------------------------------------------------------------------------------------------------------

Provision for loan losses                                  600         900         600        400         600
-------------------------------------------------------------------------------------------------------------

Balance at end of period                               $13,178     $13,440     $12,922    $12,653     $12,343
-------------------------------------------------------------------------------------------------------------



Net loans charged-off to average loans*                  0.32%       0.15%       0.14%      0.04%       0.45%
-------------------------------------------------------------------------------------------------------------

Provision for loan losses to average loans*              0.22%       0.35%       0.25%      0.18%       0.26%
-------------------------------------------------------------------------------------------------------------

Allowance for loan losses to loans                       1.22%       1.26%       1.29%      1.35%       1.36%
-------------------------------------------------------------------------------------------------------------

*Annualized


                                  OTHER RATIOS
                                  ------------

                                                                           2003                        2002
----------------------------------------------------------------------------------------------------------------------------------
                                                       Fourth       Third      Second      First      Fourth
                                                       Quarter     Quarter     Quarter    Quarter     Quarter
---------------------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost         102.1%      101.5%      103.4%     101.6%      101.9%
Dividend payout ratio                                    37.5%       37.5%       38.6%      35.9%       39.5%
Net loans to deposits ratio, average                     86.8%       84.7%       82.6%      80.4%       80.1%
------------------------------------------------------------------------------- --------------------------------------------------




                       MARKET PRICE AND DIVIDENDS DECLARED
                       -----------------------------------


-----------------------------------------------------------------------------------------------------------------

                                                                    Closing Bid Price Range*
                                                               ---------------------------------      Dividends
                           Quarter                                  High               Low            Declared *
-----------------------------------------------------------------------------------------------------------------

2003
-----------------------------------------------------------------------------------------------------------------
                               I                                   $23.63            $21.83           $0.1587
                              II                                   $25.00            $23.22           $0.1667
                             III                                   $27.92            $24.88           $0.1667
                              IV                                   $33.75            $28.00           $0.1667
-----------------------------------------------------------------------------------------------------------------

                                                                                                      $0.6588
-----------------------------------------------------------------------------------------------------------------

2002
-----------------------------------------------------------------------------------------------------------------
                               I                                   $22.02            $19.33           $0.1270
                              II                                   $23.57            $20.28           $0.1429
                             III                                   $21.98            $18.97           $0.1429
                              IV                                   $23.02            $20.62           $0.1587
-----------------------------------------------------------------------------------------------------------------

                                                                                                      $0.5715
----------------------------------------------------------------------------------------------------------------

2001
-----------------------------------------------------------------------------------------------------------------
                               I                                   $16.54            $15.40           $0.1270
                              II                                   $22.56            $15.95           $0.1270
                             III                                   $22.52            $16.33           $0.1270
                              IV                                   $20.60            $18.37           $0.1270
-----------------------------------------------------------------------------------------------------------------

                                                                                                      $0.5080
-----------------------------------------------------------------------------------------------------------------

 * Restated to reflect stock dividends and the stock split payable in the form of a 20% stock dividend declared in November, 2003.


                               Net Interest Margin
                               -------------------

(dollars in thousands)                                         2003                                       2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                Average    FTE Interest     Average Rate     Average   FTE Interest    Average Rate
                                                Balance   Income/Expense    Earned/Paid      Balance  Income/Expense    Earn/Paid
-----------------------------------------------------------------------------------------------------------------------------------

Interest-bearing deposits in other banks      $    1,160     $      9          0.78%     $    1,742      $    261         0.49%
Investment securities                            673,943       34,564          5.13%        584,516        34,557         5.91%
Fed funds sold                                     4,015           40          1.00%         11,126           193         1.73%
Loans                                          1,001,086       66,605          6.65%        889,912        67,712         7.61%
-----------------------------------------------------------------------------------------------------------------------------------
Total earning assets                          $1,680,204     $101,218          6.02%     $1,487,296      $102,488         6.89%
-----------------------------------------------------------------------------------------------------------------------------------

Savings deposits                              $  401,805     $  3,320          0.83%     $  322,632      $  4,151         1.29%
Time deposits                                    608,236       19,777          3.25%        605,682        24,498         4.04%
Short-term borrowings                             97,837        1,243          1.27%         54,178           977         1.80%
Long-term debt                                   355,209       17,989          5.06%        302,406        16,586         5.48%
-----------------------------------------------------------------------------------------------------------------------------------

Total interest-bearing liabilities            $1,463,087     $ 42,329          2.89%     $1,284,898      $ 46,212         3.60%
-----------------------------------------------------------------------------------------------------------------------------------

Interest income to earning assets                                              6.02%                                      6.89%
Interest expense to paying liabilities                                         2.89%                                      3.60%
-----------------------------------------------------------------------------------------------------------------------------------
Interest spread                                                                3.13%                                      3.29%
Impact of noninterest funds                                                    0.37%                                      0.49%
-----------------------------------------------------------------------------------------------------------------------------------

Net interest margin                                          $ 58,889          3.50%                     $ 56,276         3.78%
-----------------------------------------------------------------------------------------------------------------------------------
